                                                                    Exhibit 99.3

                           PAINEWEBBER INCORPORATED

                      PRELIMINARY BACKGROUND INFORMATION

                         Bay View Capital Corporation

                         BAY VIEW 1999-LG-1 AUTO TRUST
                         -----------------------------

                                  DISCLAIMER
--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for and on behalf of Bay View 1999-LG-1 Auto Trust (the "Trust"), and not by or as agent for Bay View Acceptance Corporation ("Bay View" or the "Servicer") or for Bay View Securitization Corporation (the "Depositor") or any other affiliates (other than the Trust). Neither the Servicer nor the Depositor has prepared, reviewed or participated in the preparation hereof, nor are they responsible for the
accuracy hereof and they have not authorized the dissemination hereof.    The
analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Servicer on behalf of the Trust. PW or any of its affiliates do not make any representations as to the accuracy or completeness of the information provided by the Servicer on behalf of the Trust. The information herein is preliminary and limited in nature and subject to completion or amendment, and will be superseded in its entirety by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission. You should make your investment decision with respect to the securities described herein based solely upon the information contained in the prospectus supplement and accompanying prospectus related to the Bay View 1999-LG-1 Auto Trust. These computational materials do not constitute an offer to sell or the solicitation of an offer to buy and we will not sell the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction. The securities may not be sold and no offer to buy will be accepted prior to the delivery of the prospectus supplement and accompanying prospectus relating to the securities.

All opinions and conclusions in this report are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. We do not claim that the securities will actually perform as described in any scenario presented. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, the information contained herein has not addressed the legal, accounting and tax implications of the analysis with respect to you and you should seek advice from your counsel, accountant and tax advisor prior to purchasing any securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT
          RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

                -----------------------------------------------
                         BAY VIEW 1999-LG-1 AUTO TRUST
                -----------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                         BAY VIEW 1999-LG-1 AUTO TRUST
                 CLASS A-4 CASH FLOWS (SCALED TO $10 MILLION)
                 --------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           Period                                  Interest                     Principal                    Balance
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            10,000,000
             1                                      58,917                          -                       10,000,000
             2                                      58,917                          -                       10,000,000
             3                                      58,917                          -                       10,000,000
             4                                      58,917                          -                       10,000,000
             5                                      58,917                          -                       10,000,000
             6                                      58,917                          -                       10,000,000
             7                                      58,917                          -                       10,000,000
             8                                      58,917                          -                       10,000,000
             9                                      58,917                          -                       10,000,000
             10                                     58,917                          -                       10,000,000
             11                                     58,917                          -                       10,000,000
             12                                     58,917                          -                       10,000,000
             13                                     58,917                          -                       10,000,000
             14                                     58,917                          -                       10,000,000
             15                                     58,917                          -                       10,000,000
             16                                     58,917                          -                       10,000,000
             17                                     58,917                          -                       10,000,000
             18                                     58,917                          -                       10,000,000
             19                                     58,917                          -                       10,000,000
             20                                     58,917                          -                       10,000,000
             21                                     58,917                          -                       10,000,000
             22                                     58,917                          -                       10,000,000
             23                                     58,917                          -                       10,000,000
             24                                     58,917                          -                       10,000,000
             25                                     58,917                          -                       10,000,000
             26                                     58,917                          -                       10,000,000
             27                                     58,917                          -                       10,000,000
             28                                     58,917                          -                       10,000,000
             29                                     58,917                          -                       10,000,000
             30                                     58,917                       697,211                     9,302,789
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT
          RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

                -----------------------------------------------
                         BAY VIEW 1999-LG-1 AUTO TRUST
                -----------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                         BAY VIEW 1999-LG-1 AUTO TRUST
                 CLASS A-4 CASH FLOWS (SCALED TO $10 MILLION)
                 --------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Period                                 Interest                    Principal                        Balance
------------------------------------------------------------------------------------------------------------------------------------
            31                                    54,809                      730,467                        8,572,322
            32                                    50,505                      674,435                        7,897,887
            33                                    46,532                      644,507                        7,253,380
            34                                    42,734                      614,080                        6,639,300
            35                                    39,117                      583,147                        6,056,153
            36                                    35,681                      551,700                        5,504,453
            37                                    32,430                      519,732                        4,984,722
            38                                    29,368                      470,831                        4,513,891
            39                                    26,594                      429,371                        4,084,520
            40                                    24,065                      406,577                        3,677,943
            41                                    21,669                      383,410                        3,294,533
            42                                    19,410                      359,865                        2,934,669
            43                                    17,290                      323,914                        2,610,754
            44                                    15,382                      293,425                        2,317,330
            45                                    13,653                      276,618                        2,040,712
            46                                    12,023                      259,538                        1,781,174
            47                                    10,494                      242,183                        1,538,991
            48                                     9,067                      213,482                        1,325,509
            49                                     7,809                      189,089                        1,136,420
            50                                     6,695                      177,088                          959,333
            51                                     5,652                      164,894                          794,439
            52                                     4,681                      152,504                          641,935
            53                                     3,782                      127,154                          514,781
            54                                     3,033                      105,253                          409,528
            55                                     2,413                       97,189                          312,339
            56                                     1,840                       88,998                          223,341
            57                                     1,316                       80,677                          142,664
            58                                       841                       57,205                           85,459
            59                                       503                       37,143                           48,316
            60                                       285                       33,207                           15,108
            61                                        89                       15,108                                0
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT
          RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber